UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2006

ACE Securities Corp.

(as depositor under an Indenture, dated as of May 31, 2006, providing for, inter alia, the issuance of Asset Backed Notes, Series 2006-GP1)
(Exact name of registrant as specified in its charter)

Delaware	333-131727	56-2088493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6525 Morrison Blvd., Suite 318 Charlotte, North Carolina		28211
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (704) 365-0569

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits:

25.1 Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE SECURITIES CORP.
By: /s/Evelyn Echevarria
Name: Evelyn Echevarria
Title: Vice President

By: /s/Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

Dated: May 31, 2006

Index to Exhibits

Exhibit Number	Description
25.1	Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.